EXHIBIT 10
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                        CONSENT OF ARTHUR ANDERSEN LLP
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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

/s/Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
April 3, 2001

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